Exhibit 3.21

ARTICLES OF INCORPORATION

OF

HOLLAND MOTOR EXPRESS, INC.

These Articles of Incorporation are signed and acknowledged by the incorporators for the purpose of forming a corporation for profit under the provisions of Act No. 327 of the Public Acts of 1931, known as the Michigan General Corporation Act, as follows:

ARTICLE I

The name of this corporation is HOLLAND MOTOR EXPRESS, INC.

ARTICLE II

The purpose or purposes of this corporation are as follows:

Engaging in and carrying on the business of trucking, draying, moving, of goods, wares, merchandise, household goods, and other commodities, mail, express, and such other business as may be connected therewith or incidental thereto; (In general to carry on any business in connection therewith, and incident thereto not forbidden by the laws of the State of Michigan and with all the powers conferred upon corporations by the laws of the State of Michigan).

ARTICLE III

Location of the corporation is Holland, in the County of Ottawa, State of Michigan.

Post Office address of registered office in Michigan is Holland, Michigan.

ARTICLE IV

The total authorized capital stock is: (1) Preferred: no shares; Par Value $             per share; Common 2000 shares; Par Value $10.00 per share; and/or shares of (2) Preferred              no par value; Book Value $             per share; Common              no par value; Price Fixed for Sale $             per share.

(3) The following is a description of each class of stock of the corporation with the voting powers, preferences and rights and qualifications, limitations or restrictions thereof;

All stock of one class, with no preferences, qualifications, limitations or restrictions.

The amount of paid in capital with which this corporation will begin business is $12,000.00. (This must not be lower than $1,000.00)

ARTICLE V

The names and places of residence or business of each of the incorporators and the number and class of shares subscribed for by each are as follows:

Names	Residence or Business Address	Number of Shares Common

John Cooper	230 W. 18th St., Holland, Michigan	400
Katherine Cooper	230 W. 18th St., Holland, Michigan	400
Charles Lautenbach	111 E. 18th St., Holland, Michigan	400

ARTICLE VI

The names and addresses of the First Board of Directors are as follows:

Names	Address

John Cooper	230 W. 18th St., Holland, Michigan
Katherine Cooper	230 W. 18th St., Holland, Michigan
Charles Lautenbach	111 E. 18th St., Holland, Michigan

ARTICLE VII

The term of this corporation is fixed at thirty years.

IN WITNESS WHEREOF the incorporators have signed these Articles of Incorporation this 26th day of May, 1933.

/s/ John Cooper

/s/ Katherine Cooper

/s/ Charles Lautenbach

STATE OF MICHIGAN	}
} ss.
COUNTY OF OTTAWA	}

On this 26th day of May A.D., 1933 before me, a U.S. Commissioner, personally appeared John Cooper, Katherine Cooper and Charles Lautenbach, known to me to be the persons named in, and who executed the foregoing instrument, and severally acknowledged that they executed the same freely and for the intents and purposes therein mentioned.

[unreadable]
U.S. Commissioner,
Western District of Michigan.

APPOINTMENT OF RESIDENT AGENT

OF THE

HOLLAND MOTOR EXPRESS, INC.

P. O. Address: Holland, Michigan.

At a meeting of the Incorporators or Directors of the Holland Motor Express, Inc., duly called and held at the office of the company on the 26th day of May, 1933, the following resolution was adopted:

RESOLVED, That John Cooper be and is hereby appointed the agent for this Company in charge of the registered office located at 5th Street and Central Ave., in the City of Holland, State of Michigan.

HOLLAND MOTOR EXPRESS, INC.

By	/s/ John Cooper
John Cooper, President

/s/ Katherine Cooper
Katherine Cooper,
Secretary or Assistant Secretary

STATE OF MICHIGAN
ss.
COUNTY OF OTTAWA

On this 26th day of May, 1933, before me, a U.S. Commissioner, personally appeared John Cooper, President of the Holland Motor Express, Inc., known to me to be the person named in, and who executed the foregoing instrument, and acknowledged that he executed the same freely and for the intents and purposes therein mentioned.

[unreadable]
U.S. Commissioner,
Western District of Michigan.

CERTIFICATE OF INCREASE OF CAPITAL STOCK

OF THE

HOLLAND MOTOR EXPRESS, INC.

REGISTERED OFFICE: 1 West Fifth Street, Holland, Michigan

We, the undersigned, being the President or Vice-President and Assistant Secretary of HOLLAND MOTOR EXPRESS, INC., a corporation existing under the provisions of Act 327, Public Acts of 1931, as amended, do hereby certify, in accordance with the requirements of the said Act:

That at a meeting of the stockholders of the said corporation held on the 22nd day of August, 1951, it was resolved, by a majority vote of the capital stock of said corporation, that the authorized capital stock be increased from $20,000.00 dollars represented by 2,000 shares of par value of $10.00 dollars each, and/or              shares of no par value stock, to $80,000.00 dollars, represented by 8,000 shares of par value of $10.00 dollars each and/or              shares of no par value stock, and that the Articles of Incorporation relating to capital stock be and the same are amended to read as follows:

{Preferred 6,000 shares Par Value $10.00 }
(1)	{ } per share
{Common 2,000 shares Par Value $10.00 }

and/or

		[Book Value $	}
		{	} per share
	{Preferred }	{Price Fixed for Sale $	}
Shares of (2)	{ } no
par value
{Common }
		[Book Value $	}
		{	} per share
		{Price Fixed for Sale $	}

(3) (If the shares are to be divided into classes or kinds the designation of the different classes, the number and par value, if any, of the shares of each class, a statement of the relative rights, voting powers, preferences and restrictions of each class, and if the shares of any class are to be issued in series, description of the several series and a statement of the relative rights, provisions and restrictions of each series.)

Indicate here: The preferred stock; 1 is entitled to a preference of five per cent non-cumulative, in dividends declared in any fiscal years before any dividends are paid upon the common stock of this company. 2 is subject to redemption at the option of the company at any time after 5 years from the 1st day of September 1951 upon payment of ten dollars and fifty cents per share and accumulated dividends. 3 is not entitled to vote at stockholders’ meetings of the company, nor to participate in profits beyond its fixed, preferential annual dividend of five per cent.

IN WITNESS WHEREOF, we hereunto sign our names this 22nd day of August, 1951.

HOLLAND MOTOR EXPRESS, INC.

/s/ John Cooper
President or Vice-President

/s/ Harry [unreadable]
Assistant Secretary

STATE OF MICHIGAN	}
} ss.
COUNTY OF OTTAWA	}

On this 22nd day of August, 1951, before me a Notary Public in and for said County, personally appeared John Cooper of the HOLLAND MOTOR EXPRESS, INC., known to me to be the person named in, and who executed the foregoing instrument, and acknowledged that he executed the same freely and for the intents and purposes therein mentioned.

[unreadable]
(Signature of Notary)

Notary Public for Ottawa County,
State of Michigan.

My Commission expires: 5/14/1955
(Notarial seal required if acknowledgment taken out of State

CERTIFICATE GIVING ACQUIRED ISSUED SHARES

STATUS OF

AUTHORIZED AND UNISSUED SHARES

Holland Motor Express, Inc., a Michigan corporation, whose registered office is located at 1 W. 5th Street, Holland, Ottawa County, Michigan, certifies pursuant to the provisions of Section 43b of Act No. 327 of the Public Acts of 1931, as amended, by resolution of the board of directors of said corporation on the 10th day of February, 1958, it was resolved that 869 Common shares and 3,390 Preferred shares are hereby given the status of authorized and unissued shares.

Signed on February 10, 1958.
HOLLAND MOTOR EXPRESS, INC.

(Corporate Seal if any)

	By	/s/ Charles Cooper
President

ATTEST:

/s/ Robert Cooper
(Secretary or Assistant Secretary)

STATE OF MICHIGAN	}
} ss.
COUNTY OF OTTAWA	}

On this 10th day of February, 1958, before me appeared Charles Cooper, of the Holland Motor Express, Inc., which executed the foregoing instrument, to me personally known, who, being by me duly sworn, did say that he is the president of said corporation, and that the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors, and said officer acknowledged said instrument to be the free act and deed of said corporation.

/s/ J. M. Van Alsburg
[Signature of Notary]

(Notarial seal required if acknowledgment taken out of state)

CERTIFIED RESOLUTION OF CHANGE OF RESIDENT AGENT

I, Robert Cooper, Secretary, of Holland Motor Express, Inc., do hereby certify that the following is a true and correct copy of the resolution adopted by the board of directors of said corporation at a meeting called and held on the 21st day of January, 1960.

“Resolved that Charles Cooper is appointed the resident agent of this corporation in charge of its registered office located at 1 West Fifth Street, Holland, Ottawa County, Michigan, and that all prior appointments of other resident agents for such purpose are hereby revoked.”

Signed on January 21, 1960.

/s/ Robert Cooper
Robert Cooper
Secretary

CERTIFICATE OF EXTENSION OF CORPORATE TERM

Holland Motor Express, Inc., a Michigan corporation, whose registered office is located at 1 West 5th Street, Holland, Ottawa County, Michigan, certifies pursuant to the provisions of Section 60 of Act 327, Public Acts of 1931, as amended, that at a meeting of the shareholders of the said corporation called for the purpose of extending its corporate term and held on the 18th day of January, 1962, it was resolved, by the vote of at least 2/3 of the capital stock that the corporate existence is to be extended for a further term of 30 years from July 28, 1963.

HOLLAND MOTOR EXPRESS, INC.

By	/s/ Charles Cooper
President

/s/ Robert Cooper
(Secretary)

Signed on May 16, 1962

CERTIFICATE OF CHANGE OF REGISTERED OFFICE

The undersigned corporation, in accordance with the provisions of Section 242 of Act 284, Public Acts of 1972, does here certify as follows:

1. The name of the corporation if Holland Motor Express, Inc.

2. The address of its former registered office is: (See instructions on reverse side) 1 West 5th Street, Holland, Michigan 49423.

The mailing address of its former registered office is: (Need not be completed unless different from the above address).

, Michigan
(No. and Street or P.O. Box)	(Town or City)		(Zip Code)

3. (The following is to be completed if the address of the registered office is changed.)

The address of the registered office is changed to: 750 East 40th Street, Holland, Michigan 49423.

The mailing address of the registered officer is changed to: (Need not be completed unless different from the above address).

, Michigan
(No. and Street or P.O. Box)	(Town or City)		(Zip Code)

4. The name of the resident agent is Charles Cooper.

5. (The following is to be completed if the resident agent is changed.)

The name of the successor resident agent is                                     .

6. The corporation further states that the address of its registered office and the address of the business office of its resident agent, as changed, are identical.

7. The changes designated above were authorized by resolution duly adopted by its board of directors.

Signed this 20th day of April, 1973.

HOLLAND MOTOR EXPRESS, INC.

By	/s/ Charles Cooper
(Signature of President, Vice-President, Chairman or Vice-Chairman

Charles Cooper President
(Type or Print Name and Title)

CERTIFICATE OF CHANGE OF REGISTERED OFFICE AND/OR CHANGE OF

RESIDENT AGENT

For use by Domestic and Foreign Corporations

Pursuant to the provisions of Act 284, Public Acts of 1972, as amended (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1.	The name of the corporation is: HOLLAND MOTOR EXPRESS, INC.

2.	The corporation identification number (CID) assigned by the Bureau is: 040-926.

3.	a. The address of the registered office as currently on file with the Bureau is:

750 E. 40TH St., Holland, Michigan 49423

b. The mailing address of the registered office if different than above is:

, Michigan
(P.O. Box)	(City)		(Zip Code)

c. The name of the resident agent as currently on file with the Bureau is: Charles Cooper.

4.	(Complete if the address of the registered office is changed) The address of the registered office is changed to:

222 West Genessee St., Lansing, Michigan 48933.

The mailing address of the registered office if different than above is:

, Michigan
(P.O. Box)	(City)		(Zip Code)

5.	(Complete if the resident agent is changed) The name of the successor resident agent is:

UNITED STATES CORPORATION COMPANY

6.	The corporation further states that the address of its registered office and the address of the business office of its resident agent, as changed, are identical.

7.	The above changes were authorized by resolution duly adopted by its board of directors or trustees.

Signed this 21st day of May, 1984

By	/s/ Lawrence Den Uyl
(Signature)

Lawrence Den Uyl, Secretary
(Type or Print Name and Title)

CERTIFICATE OF CHANGE OF REGISTERED OFFICE AND/OR CHANGE OF

RESIDENT AGENT

For use by Domestic and Foreign Corporations

Pursuant to the provisions of Act 284, Public Acts of 1972, as amended (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1.	The name of the Corporation is: HOLLAND MOTOR EXPRESS, INC.

2.	The corporation identification number (CID) assigned by the Bureau is: 040-926

3.	a. The address of the registered office as currently on file with the Bureau is:

222 West Genesee Street, Lansing, Michigan 48933.

b. The mailing address of the registered office if different than above is:

c. The name of the resident agent as currently on file with the Bureau is: UNITED STATES CORPORATION COMPANY

4.	(Complete if the address of the registered office is changed)

The address of the registered office is changed to:

c/o The Prentice-Hall Corporation System, Inc. Michigan National Tower, Lansing, Michigan 48933

The mailing address of the registered office if different than above is:

5.	(Complete if the resident agent is changed)

The name of the successor resident agent is:

THE PRENTICE-HALL CORPORATION SYSTEM, INC.

6.	The corporation further states that the address of its registered office and the address of the business office of its resident agent, as changed, are identical.

7.	The above changes were authorized by resolution duly adopted by its board of directors or trustees.

Signed this 16th day of December, 1985

By:	/s/ Lawrence Den Uyl
Lawrence Den Uyl, Secretary/Treasurer

CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

For Use by Domestic Corporations

Pursuant to the provisions of Act 284, Public Acts of 1972, as amended (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1.	The name of the corporation is: Holland Motor Express, Inc.

2.	The corporation identification number (CID) assigned by the Bureau is: 040-926

3.	The location of its registered office is:

Michigan National Tower, Lansing, Michigan 48933

4.	Article I of the Articles of Incorporation is hereby amended to read as follows:

The name of the Corporation is TNT Holland Motor Express, Inc.

5.	The foregoing amendment to the Articles of Incorporation was duly adopted on the 17th day of February, 1987 in accordance with the provisions of the Act

This Amendment (Complete and execute a or b below, but not both.)

a. ☐ Was duly adopted by the unanimous consent of the incorporator(s) before the first meeting of the board of directors or trustees.

Signed this      day of             , 19    .

(Signatures of all incorporators; type or print name under each signature)

b. (Check one of the following)

☐ was duly adopted by the shareholders or members, or by the directors if it is a nonprofit corporation organized on a nonstock directorship basis, in accordance with Section 611(2) of the Act. The necessary votes were cast in favor of the amendment.

☐ was duly adopted by written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

☒ was duly adopted by written consent of all the shareholders or members entitled to vote in accordance with Section 407 (3) of the Act.

Signed this 11th day of March, 1987

By	/s/ Michael J. Gorno
Michael J. Gorno, President

CERTIFICATE OF MERGER/CONSOLIDATION

For use by Domestic or Foreign Corporations

Pursuant to the provisions of Act 284, Public Acts of 1972, as amended (profit corporations), and/or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporations execute the following Certificate:

1.	The Plan of Merger (Consolidation) is as follows:
	a. The name of each constituent corporation and its identification number (CID) is:
	Grand Rapids Cooper Terminal, Inc.	1	2	1	—	6	3	6

	TNT Holland Motor Express, Inc.	0	4	0	—	9	2	6

	b. The name of the surviving (new) corporation and its corporation identification number (CID) is:
	TNT Holland Motor Express, Inc.	0	4	0	—	9	2	6

c. For each constituent stock corporation, state:

Name of corporation	Designation and number of outstanding shares in each class or series	Indicate class or series of shares entitled to vote	Indicate class or series entitled to vote as a class

Grand Rapids Cooper Terminal, Inc.	1,000 common shares	one class of common shares	N.A.

TNT Holland Motor Express, Inc.	1,131 common shares in the class of common shares	class of common shares	N.A.

2,610 preferred shares
in the class of preferred shares

If the number of shares is subject to change prior to the effective date of the merger or consolidation, the manner in which the change may occur is as follows: N.A.

d.	For each constituent nonstock corporation

(i)	if it is organized on a membership basis, state (a) the name of the corporation, (b) a description of its members, and (c) the number, classification and voting rights of its members.

N.A.

(ii)	if it is organized on a directorship basis, state (a) the name of the corporation, (b) a description of the organization of its board, and (c) the number, classification and voting rights of its directors.

N.A.

e.	The terms and conditions of the proposed merger (consolidation), including the manner and basis of converting the shares of, or membership or other interests in, each constituent corporation into shares, bonds, or other securities of, or membership or other interest in, the surviving (consolidated) corporation, or into cash or other consideration, are as follows:

See attached Annex A

f.	If a consolidation, the Articles of Incorporation of the consolidated corporation are attached to this Certificate and are incorporated herein. If a merger, the amendments to the Articles, or a restatement of the Articles, of the surviving corporation to be effected by the merger are as follows:

N.A. (see also attached Annex A)

g.	Other provisions with respect to the merger (consolidation) are as follows:

See attached Annex A

4.	(Complete applicable section for each constituent corporation)

a.	(For domestic profit corporations only)

The plan of merger (consolidation) was approved by the unanimous consent of the incorporators of                                         , which has not commenced business, has not issued any shares, and has not elected a Board of Directors. (Incorporators must sign on this page of the Certificate.)

b.	(For profit corporations involved in a merger only)

The plan of merger was approved by the Board of Directors of                                                                                           , the surviving corporation, without the approval of the shareholders of that corporation in accordance with Section 704 of the Act.

c.	(For profit corporations only)

The plan of merger or consolidation was adopted by the Board of Directors of the following constituent corporations:

Grand Rapids Cooper Terminal, Inc.

TNT Holland Motor Express, Inc.

and was approved by the shareholders of those corporations in accordance with Sections 701 to 704, or pursuant to Section 407 by written consent and written notice, if required by that section.

d.	(For nonprofit corporations only)

The plan of merger or consolidation was adopted by the Board of Directors

(i) (Complete if organized upon a stock or membership basis) of                                                                                                and was approved by the shareholders or members of that corporation in accordance with Sections 701 and 703(1) and (2), or pursuant to Section 407 by written consent and written notice, if required.

(ii) (Complete if organized upon a directorship basis) of                                                                                       in accordance with Section 703(3).

Sign this area for items 4(b), 4(c), or 4(d).

Signed this 6th day of October, 1989

GRAND RAPIDS COOPER TERMINAL, INC.
(Name of Corporation)

By	/s/ Michael J. Gorno
(Signature)

Michael J. Gorno, President
(Type or Print Name and Title)

Signed this 6th day of October, 1989

TNT HOLLAND MOTOR EXPRESS, INC.
(Name of Corporation)

By	/s/ Michael J. Gorno
(Signature)

Michael J. Gorno, President
(Type or Print Name and Title)

PLAN OF MERGER

OF

GRAND RAPIDS COOPER TERMINAL, INC.

INTO

TNT HOLLAND MOTOR EXPRESS, INC.

This Plan of Merger (“Plan of Merger”) is made and entered into this 6th day of October, 1989 by and between GRAND RAPIDS COOPER TERMINAL, INC., a business corporation of the State of Michigan (“Grand Rapids”) and TNT HOLLAND MOTOR EXPRESS, INC., a business corporation of the State of Michigan (“Holland”) as follows:

ARTICLE 1.	RECITAL

1.1 Grand Rapids is a business corporation duly organized and existing under the laws of the State of Michigan.

1.2 Holland is a business corporation duly organized and existing under the laws of the State of Michigan.

1.3 Grand Rapids and Holland are affiliates, being subsidiaries of the same immediate parent, Alltrans Michigan Corporation, a business corporation of the State of Michigan (“Alltrans”).

1.4 On the date of this Plan of Merger Grand Rapids’ authorized capital stock consists of 50,000 shares all of which are of one class of voting common stock of [ILLEGIBLE] par value per share, of which 1,000 common shares entitled to vote are issued and outstanding (“Grand Rapids Stock Outstanding”).

Annex A

1.5 On the date of this Plan of Merger Holland’s authorized capital stock consists of two classes of stock, namely, 2,000 voting common shares, of $10 par value per share, and 6,000 of non-voting preferred shares of $10 par value per share. On the date of this Plan of Merger 1,131 common shares, all of which are entitled to vote, and 2,610 preferred shares none of which is entitled to vote, are outstanding (“Holland Stock Outstanding”).

1.6 The respective Boards of Directors of Grand Rapids and Holland, and Alltrans as sole stockholder of Grand Rapids and Holland, respectively, have determined that it is advisable and deemed to be in the best interests of Grand Rapids and Holland, respectively, that Grand Rapids merge into Holland upon the terms and conditions herein provided.

1.7 Grand Rapids and Holland and their sole stockholder intend that the merger contemplated hereby quality as a tax-free reorganization within the meaning of Section 368(a)(i) of the Internal Revenue Code of 1986, as amended.

1.8 The respective Boards of Directors of Grand Rapids and Holland have approved this Plan of Merger and have directed that the same be submitted to the vote of Alltrans, their sole stockholder.

ARTICLE 2.	CONSIDERATION

The consideration herein consists of the premises and of the mutual agreements and covenants set forth herein.

ARTICLE 3.	MERGER

3.1 The corporate existence of Holland with all its purposes, powers and objectives shall continue unaffected and unimpaired by the merger, and the separate corporate existence of Grand Rapids (sometimes referred to herein as the “Merging Corporation”) shall be merged into Holland (“sometimes referred to herein as the “Surviving Corporation”).

3.2 The terms and conditions of the merger shall be as follows.

3.2.1 As of the effective time of the merger as hereinafter defined (“Effective Time”) the Certificate of Incorporation of Holland shall be the Certificate of Incorporation of the Surviving Corporation until changed as provided by law.

3.2.2 As of the Effective Time the By-Laws of Holland shall be the By-Laws of the Surviving Corporation until altered, amended or repealed as provided by applicable laws and the By-Laws of the Surviving Corporation.

3.2.3 As of the Effective Time the directors of Holland shall be the directors of the Surviving Corporation until their successors are elected or appointed according to applicable laws and the By-Laws of the Surviving Corporation.

3.2.4 As of the Effective Time the officers of Holland shall be the officers of the Surviving Corporation until their successors are appointed according to applicable laws and the By-Laws of the Surviving Corporation.

3.2.5 The separate existence of the Merging Corporation shall cease as of the Effective Time, except as the same may be continued by law or in order to carry out the purposes of this Plan of Merger, and except as continued in and merged into the Surviving Corporation. The Surviving Corporation shall have and possess all of the rights, privileges, powers, immunities and franchises and all property of the Merging Corporation, and shall be responsible and liable for all the liabilities, obligations, penalties, debts, duties, contracts, liabilities and obligations of the Merging Corporation, and any claim existing or action or proceeding, civil or criminal, pending by or against the Merging Corporation may be prosecuted as if the merger herein had not taken place, or the Surviving Corporation had been substituted for the Merging Corporation. Any judgment rendered against the Merging Corporation may be enforced against the Surviving Corporation. Neither the rights of creditors nor any liens upon the property of the Merging Corporation shall be impaired by the merger provided for herein.

ARTICLE 4.	CONVERSION OF SHARES OF GRAND RAPIDS STOCK OUTSTANDING

The manner and basis of converting the shares of the corporations participating in the merger shall be that each share of the Grand Rapids Stock Outstanding immediately prior to the Effective Time shall be cancelled, and each share of Holland Stock Outstanding immediately prior to the Effective Time shall remain outstanding.

ARTICLE 5.	STOCK CERTIFICATES

At and after the Effective Time, without any action on behalf of the holder of the Grand Rapids Stock Outstanding, each share thereof issued and outstanding immediately prior to the Effective Time shall be cancelled and each share of the Holland Stock Outstanding immediately prior to the Effective Time shall remain outstanding.

ARTICLE 6.	EFFECTIVE TIME OF PLAN OF MERGER

As soon as practicable after the sole stockholder of Grand Rapids and Holland, respectively, approves this Plan of Merger, the same shall be certified by the appropriate officers of Grand Rapids and Holland, respectively, and shall be filed with the Secretary of State of Michigan in accordance with the applicable Sections 701 through 704 the Business Corporation Act of the State of Michigan as

amended (M.C.L.A. Sections 460 1701 through 460 1704, as amended). The Plan of Merger shall be effective upon filing thereof as part of the Certificate of Merger with the Secretary of State of the State of Michigan. The date and time when the Plan of Merger becomes effective are herein referred to as “Effective Time”.

ARTICLE 7.	AUTHORIZATION OF BOARD OF DIRECTORS AND OF OFFICERS

The Board of Directors and the proper officers of the Merging Corporation and of the Surviving Corporation, respectively, are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient in accordance with the laws of the State of Michigan to carry out or put into effect the provisions of this Plan of Merger or of the merger herein provided for.

IN WITNESS WHEREOF, the Plan of Merger, having first been approved by resolution of the Board of Directors of Grand Rapids and Holland, is hereby executed on behalf of Grand Rapids and Holland by their respective officers thereto duly authorized, on the date first above written.

GRAND RAPIDS COOPER TERMINAL, INC.

By:	/s/ Michael J. Gorno
Michael J. Gorno, President

TNT HOLLAND MOTOR EXPRESS, INC.

By:	/s/ Michael J. Gorno
Michael J. Gorno, President

CERTIFICATE OF MERGER/CONSOLIDATION

For use by Domestic or Foreign Corporations

Pursuant to the provisions of Act 284, Public Acts 1972, as amended (profit corporations), and/or Act 162. Public Acts of 1982 (nonprofit corporations), the undersigned corporations execute the following Certificate:

1.	The Plan of Merger (Consolidation) is as follows:
	a. The name of each constituent corporation and its corporation identification number (CID) is: N.A.
	Fort Wayne Cooper Terminals, Inc.				—

	TNT Holland Motor Express, Inc.	0	4	0	—	9	2	6

	b. The name of the surviving (new) corporation and its corporation identification number (CID) is:
	TNT Holland Motor Express, Inc.	0	4	0	—	9	2	6

c. For each constituent stock corporation, state:

Name of corporation	Designation and number of outstanding shares in each class or series	Indicate class or series of shares entitled to vote	Indicate class or series entitled to vote as a class

Fort Wayne Cooper Terminals , Inc.	1,000 common shares	class of common shares	N.A.

TNT Holland Motor Express, Inc.	1,131 common shares in the class of common shares	class of common shares	N.A.

2,610 preferred shares in the class of preferred shares

If the number of shares is subject to change prior to the effective date of the merger or consolidation, the manner in which the change may occur is as follows:

d.	For each constituent nonstock corporation

(i)	if it is organized on a membership basis, state (a) the name of the corporation, (b) a description of its members, and (c) the number, classification and voting rights of its members.

N.A.

(ii)	if it is organized on a directorship basis, state (a) the name of the corporation, (b) a description of the organization of its board, and (c) the number, classification and voting rights of its directors.

N.A.

e.	The terms and conditions of the proposed merger (consolidation), including the manner and basis of converting the shares of, or membership or other interests in, each constituent corporation into shares, bonds, or other securities of, or membership or other interest in, the surviving (consolidated) corporation, or into cash or other consideration, are as follows:

See attached Annex A

f.	If a consolidation, the Articles of Incorporation of the consolidated corporation are attached to this Certificate and are incorporated herein. If a merger, the amendments to the Articles, or a restatement of the Articles, of the surviving corporation to be effected by the merger are as follows:

N.A. (see also attached Annex A)

g.	Other provisions with respect to the merger (consolidation) are as follows:

See attached Annex A

2.	(Complete for any foreign corporation only)

This merger (consolidation) is permitted by the laws of the state of Indiana.

the jurisdiction under which Fort Wayne Cooper Terminals, Inc.

is organized and the plan of merger (consolidation) was adopted and approved by such corporation pursuant to and in accordance with the laws of that jurisdiction.

3.	(Complete only if an effective date is desired other than the date of filing. This date must be no more than 90 days after receipt of this document in this office).

The merger (consolidation) shall be effective on the      day of                     , 19

4.	(Complete applicable section for each constituent corporation)

a.	(For domestic profit corporations only)

The plan of merger (consolidation) was approved by the unanimous consent of the incorporators of                                         , which has not commenced business, has not issued any shares, and has not elected a Board of Directors. (Incorporators must sign on this page of the Certificate.)

b.	(For profit corporations involved in a merger only)

The plan of merger was approved by the Board of Directors of                                                                                           , the surviving corporation, without the approval of the shareholders of that corporation in accordance with Section 704 of the Act.

c.	(For profit corporations only)

The plan of merger or consolidation was adopted by the Board of Directors of the following constituent corporations:

Fort Wayne Cooper Terminals, Inc.

TNT Holland Motor Express, Inc.

and was approved by the shareholders of those corporations in accordance with Sections 701 to 704, or pursuant to Section 407 by written consent and written notice, if required by that section.

d.	(For nonprofit corporations only)

The plan of merger or consolidation was adopted by the Board of Directors

(i) (Complete if organized upon a stock or membership basis) of                                                                                                and was approved by the shareholders or members of that corporation in accordance with Sections 701 and 703(1) and (2), or pursuant to Section 407 by written consent and written notice, if required.

(ii) (Complete if organized upon a directorship basis) of                                                                                       in accordance with Section 703(3).

Signed this      day of                     , 19    .

Sign this area for items 4(b), 4(c), or 4(d).

Signed this 6th day of October, 1989

FORT WAYNE COOPER TERMINALS, INC.
(Name of Corporation)

By	/s/ Michael J. Gorno
(Signature)

Michael J. Gorno, President
(Type or Print Name and Title)

Signed this 6th day of October, 1989

TNT HOLLAND MOTOR EXPRESS, INC.
(Name of Corporation)

By	/s/ Michael J. Gorno
(Signature)

Michael J. Gorno, President
(Type or Print Name and Title)

JOINT AGREEMENT AND PLAN OF MERGER

OF

FORT WAYNE COOPER TERMINALS, INC.

INTO

TNT HOLLAND MOTOR EXPRESS, INC.

This Joint Agreement and Plan of Merger (“Plan of Merger”) is made and entered into this 6th day of October, 1989 by and between FORT WAYNE COOPER TERMINALS, INC., a business corporation of the State of Indiana (“Fort Wayne”) and TNT HOLLAND MOTOR EXPRESS, INC., a business corporation of the State of Michigan (“Holland”) as follows:

ARTICLE 1.	RECITALS

1.1 Fort Wayne is a business corporation duly organized and existing under the laws of the State of Indiana.

1.2 Holland is a business corporation duly organized and existing under the laws of the State of Michigan.

1.3 Fort Wayne and Holland are affiliates, being subsidiaries of the same immediate parent, Alltrans Michigan Corporation, a business corporation of the State of Michigan (“Alltrans”).

1.4 On the date of this Plan of Merger Fort Wayne’s authorized capital stock consists of 1,000 shares without par value per share, all of which are of one class of voting common stock, of which 1,000 common shares entitled to vote are issued and outstanding (“Fort Wayne Stock Outstanding”).

ANNEX A

1.5 On the date of this Plan of Merger Holland’s authorized capital stock consists of two classes of stock, namely 2,000 voting common shares of $10 par value per share, and 6,000 of non-voting preferred shares of $10 par value per share. On the date of this Plan of Merger 1,131 common shares, all of which are entitled to vote, and 2,610 preferred shares none of which is entitled to vote, are outstanding (“Holland Stock Outstanding”).

1.6 The Boards of Directors of Fort Wayne and Holland, and Alltrans as sole stockholder of Fort Wayne and Holland, respectively, have determined that it is advisable and deemed to be in the best interests of Fort Wayne and Holland, that Fort Wayne merge into Holland upon the terms and conditions herein provided.

1.7 Fort Wayne and Holland and their sole stockholder intend that the merger contemplated hereby qualify as a tax-free reorganization within the meaning of Section 368(a)(i) of the Internal Revenue Code of 1986, as amended.

1.8 The respective Boards of Directors of Fort Wayne and Holland have approved this Plan of Merger and have directed that the same be submitted to the vote of Alltrans, their sole stockholder.

ARTICLE 2.	CONSIDERATION

The consideration herein consists of the premises and of the mutual agreements and covenants set forth herein.

ARTICLE 3.	MERGER

3.1 The corporate existence of Holland with all its purpose, powers and objectives shall continue unaffected and unimpaired by the merger, and the separate corporate existence of Fort Wayne (sometimes referred to herein as the “Merging Corporation”) shall be merged into Holland (“sometimes referred to herein as the “Surviving Corporation”).

3.2 The terms and conditions of the merger shall be as follows.

3.2.1 As of the effective time of the merger as hereinafter defined (“Effective Time”) the Certificate of Incorporation of Holland shall be the Certificate of Incorporation of the Surviving Corporation until changed as provided by law.

3.2.2 As of the Effective Time the By-Laws of Holland shall be the By-Laws of the Surviving Corporation until altered, amended or repealed as provided by applicable laws and By-Laws of the Surviving Corporation.

3.2.3 As of the Effective Time the directors of Holland shall be the directors of the Surviving Corporation until their successors are elected or appointed according to applicable laws and the By-Laws of the Surviving Corporation.

3.2.4 As of the Effective Time the officers of Holland shall be the officers of the Surviving

Corporation until their successors are elected or appointed according to applicable laws and the By-Laws of the Surviving Corporation.

3.2.5 The separate existence of the Merging Corporation shall cease as of the Effective Time, except as the same may be continued by law or in order to carry out the purposes of this Plan of Merger, and except as continued in and merged into the Surviving Corporation. The Surviving Corporation shall have and possess all of the rights, privileges, powers, immunities and franchises and all property of the Merging Corporation, and shall be responsible and liable for all the liabilities, obligations, penalties, debts, duties, contracts, liabilities and obligations of the Merging Corporation; and any claim existing or action or proceeding, civil or criminal, pending by or against the Merging Corporation may be prosecuted as if the merger herein had not taken place, or the Surviving Corporation had been substituted for the Merging Corporation. Any judgment rendered against the Merging Corporation may be enforced against the Surviving Corporation. Neither the rights of creditors nor any liens upon the property of the Merging Corporation shall be impaired by the merger provided for herein.

ARTICLE 4.	CONVERSION OF SHARES OF FORT WAYNE STOCK OUTSTANDING

The manner and basis of converting the shares of the corporations participating in the merger shall be that each share of the Fort Wayne Stock Outstanding immediately prior to the Effective Time shall be cancelled, and each share of Holland Stock Outstanding immediately prior to the Effective Time shall remain outstanding.

ARTICLE 5.	STOCK CERTIFICATES

At and after the Effective Time, without any action on behalf of the holder of the Fort Wayne Stock Outstanding, each share thereof issued and outstanding immediately prior to the Effective Time shall be cancelled and each share of the Holland Stock Outstanding immediately prior to the Effective Time shall remain outstanding.

ARTICLE 6.	EFFECTIVE TIME OF PLAN OF MERGER

As soon as practicable after the sole stockholder of Fort Wayne and Holland, respectively, approves this Plan of Merger, the same shall be certified by the appropriate officers of Fort Wayne and Holland, respectively, and shall be filed with the Secretary of State of Michigan in accordance with the applicable Sections 701 through 704 of the Business Corporation Act of the State of Michigan as amended (M.C.L.A. Sections 450.1701 through 450.1704, as amended) and concurrently with the filing in the State of Michigan the Surviving Corporation shall deliver to the

Secretary of State of the State of Indiana for filing Articles of Merger in accordance with the Indiana Business Corporation Law, IC Section 23-1-40-1 et. seq. and particularly Section 23-1-40-5 thereof. The Plan of Merger as part of the Certificate of Merger shall be effective in the State of Michigan and in the State of Indiana upon such filing respectively. The date and time when the Plan of Merger becomes effective are herein referred to as “Effective Time”.

ARTICLE 7.	AUTHORIZATION OF BOARD OF DIRECTORS AND OF OFFICERS

The Board of Directors and the proper officers of the Merging Corporation and of the Surviving Corporation, respectively, are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient pursuant to the laws of the State of Michigan and the State of Indiana, respectively, to carry out or put into effect any of the provisions of this Plan of Merger or of the merger herein provided for.

IN WITNESS WHEREOF, the Plan of Merger, having first been approved by resolution of the Board of Directors of Fort Wayne and Holland, is hereby executed on behalf of

Fort Wayne and Holland by their respective officers thereto duly authorized, on the date first above written.

FORT WAYNE COOPER TERMINALS, INC.

By:	/s/ Michael J. Gorno
Michael J. Gorno, President

TNT HOLLAND MOTOR EXPRESS, INC.

By:	/s/ Michael J. Gorno
Michael J. Gorno, President

CERTIFICATE OF MERGER/CONSOLIDATION

For use by Domestic or Foreign Corporations

Pursuant to the provisions of Act 284, Public Acts 1972, as amended (profit corporations), and/or Act 162. Public Acts of 1982 (nonprofit corporations), the undersigned corporations execute the following Certificate:

1.	The Plan of Merger (Consolidation) is as follows:
	a. The name of each constituent corporation and its corporation identification number (CID) is:
	Alltrans Michigan Corporation	2	8	5	—	2	5	5

	TNT Holland Motor Express, Inc.	0	4	0	—	9	2	6

	b. The name of the surviving (new) corporation and its corporation identification number (CID) is:
	TNT Holland Motor Express, Inc.	0	4	0	—	9	2	6

c. For each constituent stock corporation, state:

Name of corporation	Designation and number of outstanding shares in each class or series	Indicate class or series of shares entitled to vote	Indicate class or series entitled to vote as a class

Alltrans Michigan Corporation	100 common shares in one class of common shares	class of common shares	N.A.

TNT Holland Motor Express, Inc.	1,131 common shares in the class of common shares	class of common shares	N.A.

2,610 preferred shares in the class of preferred shares

If the number of shares is subject to change prior to the effective date of the merger or consolidation, the manner in which the change may occur is as follows:

d.	For each constituent nonstock corporation

(i)	if it is organized on a membership basis, state (a) the name of the corporation, (b) a description of its members, and (c) the number, classification and voting rights of its members.

N.A.

(ii)	if it is organized on a directorship basis, state (a) the name of the corporation, (b) a description of the organization of its board, and (c) the number, classification and voting rights of its directors.

N.A.

e.	The terms and conditions of the proposed merger (consolidation), including the manner and basis of converting the shares of, or membership or other interests in, each constituent corporation into shares, bonds, or other securities of, or membership or other interest in, the surviving (consolidated) corporation, or into cash or other consideration, are as follows:

See attached Annex A

f.	If a consolidation, the Articles of Incorporation of the consolidated corporation are attached to this Certificate and are incorporated herein. If a merger, the amendments to the Articles, or a restatement of the Articles, of the surviving corporation to be effected by the merger are as follows:

N.A. (see also attached Annex A)

g.	Other provisions with respect to the merger (consolidation) are as follows:

See attached Annex A

2.	(Complete for any foreign corporation only)

This merger (consolidation) is permitted by the laws of the state of                                                              .

the jurisdiction under which

                                                         (name of foreign corporation)

is organized and the plan of merger (consolidation) was adopted and approved by such corporation pursuant to and in accordance with the laws of that jurisdiction.

3.	(Complete only if an effective date is desired other than the date of filing. This date must be no more than 90 days after receipt of this document in this office).

The merger (consolidation) shall be effective on the      day of                     , 19

4.	(Complete applicable section for each constituent corporation)

a.	(For domestic profit corporations only)

The plan of merger (consolidation) was approved by the unanimous consent of the incorporators of                                         , which has not commenced business, has not issued any shares, and has not elected a Board of Directors. (Incorporators must sign on this page of the Certificate.)

b.	(For profit corporations involved in a merger only)

The plan of merger was approved by the Board of Directors of                                                                                           , the surviving corporation, without the approval of the shareholders of that corporation in accordance with Section 704 of the Act.

c.	(For profit corporations only)

The plan of merger or consolidation was adopted by the Board of Directors of the following constituent corporations:

Alltrans Michigan Corporation

TNT Holland Motor Express, Inc.

and was approved by the shareholders of those corporations in accordance with Sections 701 to 704, or pursuant to Section 407 by written consent and written notice, if required by that section.

d.	(For nonprofit corporations only)

The plan of merger or consolidation was adopted by the Board of Directors

(i) (Complete if organized upon a stock or membership basis) of                                                                                                and was approved by the shareholders or members of that corporation in accordance with Sections 701 and 703(1) and (2), or pursuant to Section 407 by written consent and written notice, if required.

(ii) (Complete if organized upon a directorship basis) of                                                                                       in accordance with Section 703(3).

Sign this area for items 4(b), 4(c), or 4(d).

Signed this 12th day of October, 1989

ALLTRANS MICHIGAN CORPORATION
(Name of Corporation)

By	/s/ J.C. Carruth
(Signature)

J.C. Carruth, President
(Type or Print Name and Title)

Signed this 12th day of October, 1989.

TNT HOLLAND MOTOR EXPRESS, INC.
(Name of Corporation)

By	/s/ Michael J. Gorno
(Signature)

Michael J. Gorno, President
(Type or Print Name and Title)

PLAN OF MERGER

OF

ALLTRANS MICHIGAN CORPORATION

INTO

TNT HOLLAND MOTOR EXPRESS, INC.

This Plan of Merger (“Plan of Merger”) is made and entered into this 12th day of October, 1989 by and between ALLTRANS MICHIGAN CORPORATION, a business corporation of the State of Michigan (“Alltrans”) and TNT HOLLAND MOTOR EXPRESS, INC., a business corporation of the State of Michigan (“Holland”) as follows:

ARTICLE 1. RECITALS

1.1 Alltrans is a business corporation duly organized and existing under the laws of the State of Michigan.

1.2 Holland is a business corporation duly organized and existing under the laws of the State of Michigan.

1.3 Holland is a wholly owned subsidiary of Alltrans.

1.4 On the date of this Plan of Merger Alltrans authorized capital stock consists of 1,000 shares all of which are of one class of voting common stock of $0.01 par value per share, of which 100 common shares entitled to vote are issued and outstanding (“Alltrans Stock Outstanding”).

1.5 On the date of this Plan of Merger Holland’s authorized capital stock consists of two classes of stock.

ANNEX A

namely, 2,000 voting common shares, of $10 par value per share, and 6,000 of non-voting preferred shares of $10 par value per share. On the date of this Plan of Merger 1,131 common shares, all of which are entitled to vote, and 2,610 preferred shares none of which is entitled to vote, are outstanding (“Holland Stock Outstanding”).

1.6 The respective Boards of Directors of Alltrans and Holland, and Alltrans as sole stockholder Holland, as well as TNT Transport Group Inc., a Delaware corporation (“Transport”) which owns the Alltrans Stock Outstanding, have determined that it is advisable and deemed to be in the best interests of Alltrans and Holland, respectively, that Alltrans merge into Holland upon the terms and conditions herein provided.

1.7 Alltrans and Holland and their stockholders, respectively, intend that the merger contemplated hereby qualify as a tax-free reorganization within the meaning of Section 368(a)(i) of the Internal Revenue Code of 1986, as amended.

1.8 The respective Boards of Directors of Alltrans and Holland have approved this Plan of Merger and have directed that the same be submitted to the vote of their respective stockholders.

ARTICLE 2. CONSIDERATION

The consideration herein consists of the premises and of the mutual agreements and covenants set forth herein.

ARTICLE 3.	MERGER

3.1 The corporate existence of Holland with all its purposes, powers and objectives shall continue unaffected and unimpaired by the merger, and the separate corporate existence of Alltrans (sometimes referred to herein as the “Merging Corporation”) shall be merged into Holland (sometimes referred to herein as the “Surviving Corporation”).

3.2 The terms and conditions of the merger shall be as follows.

3.2.1 As of the effective time of the merger as hereinafter defined (“Effective Time”) the Certificate of Incorporation of Holland shall be the Certificates of Incorporation of the Surviving Corporation until changed as provided by law.

3.2.2 As of the Effective Time the By-Laws of Holland shall be the By-Laws of the Surviving Corporation until altered, amended or repealed as provided by applicable laws and the By-Laws of the Surviving Corporation.

3.2.3 As of the Effective Time the directors of Holland shall be the directors of the Surviving Corporation until their successors are elected or appointed according to applicable laws and the By-Laws of the Surviving Corporation.

3.2.4 As of the Effective Time the officers of Holland shall be the officers of the Surviving

Corporation until their successors are appointed according to applicable laws and the By-Laws of the Surviving Corporation.

3.2.5 The separate existence of the Merging Corporation shall cease as of the Effective Time, except as the same may be continued by law or in order to carry out the purposes of this Plan of Merger, and except as continued in and merged into the Surviving Corporation. The Surviving Corporation shall have and possess all of the rights, privileges, powers, immunities and franchises and all property of the Merging Corporation, and shall be responsible and liable for all the liabilities, obligations, penalties, debts, duties, contracts, liabilities and obligations of the Merging Corporation; and any claim existing or action or proceeding, civil or criminal, pending by or against the Merging Corporation may be prosecuted as if the merger herein had not taken place, or the Surviving Corporation had been substituted for the Merging Corporation. Any judgment rendered against the Merging Corporation may be enforced against the Surviving Corporation. Neither the rights of creditors nor any liens upon the property of the Merging Corporation shall be impaired by the merger provided for herein.

ARTICLE 4.	CONVERSION OF SHARES OF ALLTRANS STOCK OUTSTANDING

The manner and basis of converting the shares of the corporations participating in the merger shall be that each share of the Alltrans Stock Outstanding immediately prior to the Effective Time shall be cancelled, and each share of Holland Stock Outstanding immediately prior to the Effective Time shall remain outstanding.

ARTICLE 5.	STOCK CERTIFICATES

At and after the Effective Time, without any action on behalf of the holder of the Alltrans Stock Outstanding, each share thereof issued and outstanding immediately prior to the Effective Time shall be cancelled and each share of the Holland Stock Outstanding immediately prior to the Effective Time shall remain outstanding.

ARTICLE 6.	EFFECTIVE TIME OF PLAN OF MERGER

As soon as practicable after the stockholders of Alltrans and Holland, respectively, approve this Plan of Merger, the same shall be certified by the appropriate officers of Alltrans and Holland, respectively, and shall be filed with the Secretary of State of Michigan in accordance with the applicable Sections 701 through 704 of the Business Corporation Act of the State of Michigan as amended (M.C.L.A. Sections 450.1701 through 450.1704, as amended). The Plan of Merger shall be effective upon filing thereof as part of the Certificate of Merger with the Secretary of the State of Michigan. The date and time when the Plan of Merger becomes effective are herein referred to as “Effective Time”.

ARTICLE 7.	AUTHORIZATION OF BOARD OF DIRECTORS AND OF OFFICERS

The Board of Directors and the proper officers of the Merging Corporation and of the Surviving Corporation, respectively, are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient in accordance with the laws of the State of Michigan to carry out or put into effect the provisions of this Plan of Merger or of the merger herein provided for .

IN WITNESS WHEREOF, the Plan of Merger, having first been approved by resolution of the Board of Directors of Alltarns and Holland, is hereby executed on behalf of Alltrans and Holland by their respective officers thereto duly authorized, on the date first above written.

ALL TRANS MICHIGAN CORPORATION

By:	/s/ J.C. Carruth
J.C. Carruth, President

TNT HOLLAND MOTOR EXPRESS, INC.

By:	/s/ Michael J. Gorno
Michael J. Gorno, President

CERTIFICATE OF CHANGE OF REGISTERED OFFICE AND/OR CHANGE OF

RESIDENT AGENT

FOR USE BY DOMESTIC AND FOREIGN CORPORATIONS

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162 Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1.	The name of the corporation is: TNT Holland Motor Express, Inc.

2.	The corporation identification number (CID) assigned by the Bureau is: 040-926

a.	The address of the registered office as currently on file with the Bureau is:

Michigan National Tower, Lansing, Michigan 48933

b.	The mailing address of the above registered office, if different, is: N/A

c.	the name of the resident agent as currently on file with the Bureau is: The Prentice-Hall corporation system, Inc.

COMPLETE THE APPROPRIATE ITEMS

FOR ANY INFORMATION THAT HAS CHANGED.

4.	The address of the registered office is changed to:

501 S. Capitol Avenue, Lansing, Michigan 48933

The mailing address of the above registered office, if different, is: N/A

5.	The name of the successor resident agent is: N/A

6.	The corporation further states that the address of its registered office and the address of its resident agent, as changed, are identical.

7.	a.	The above changes were authorized by resolution duly adopted by its board of directors or trustees, except when this form is being filed by the resident agent of a profit corporation to change the address of the registered office.

b.	A copy of this statement has been mailed to the corporation.

Signed this 15th day of December, 1989

By	/s/ Barbara Sheldon
VP, Prentice Hall Corp. System

CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

FOR USE BY DOMESTIC CORPORATIONS

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1.	The present name of the corporation is: TNT Holland Motor Express, Inc.

2.	The corporation identification number (CID) assigned by the Bureau is: 040-926

3.	The location of its registered office is 501 South Capital Avenue, Lansing, Michigan 48933

4.	Article VII of the Articles of Incorporation is hereby amended to read as follows:

The term of existence of this Corporation shall be perpetual.

5.	COMPLETE SECTION (a) IF THE AMENDMENT WAS ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATOR(S) BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES; OTHERWISE, COMPLETE SECTION (b)

a.	The foregoing amendment to the Articles of incorporation was duly adopted on the day of , 19 , in accordance with the provisions of the first meeting of the board of directors or trustees.

Signed this      day of             , 19    .

(Signature)	(Signature)

(Type or Print Name)	(Type or Print Name)

(Signature)	(Signature)

(Type or Print Name)	(Type or Print Name)

b.	☒ The foregoing amendment to the Articles of Incorporation was duly adopted on the 23rd day of May, 1991. The Amendment: (check one of the following)

☐ was duly adopted in accordance with Section 611(2) of the Act by the vote of the shareholders if a profit corporation, or by the vote of the shareholders or members if a nonprofit corporation, or by the vote of the directors if a nonprofit corporation organized on a nonstock directorship basis. The necessary votes were cast in favor of the amendment.

☐ was duly adopted by the written consent of all the directors pursuant to Section 525 of the Act and the corporation is a nonprofit corporation organized on a nonstock directorship basis.

☐ was duly adopted by the written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407 (1) and (2) of the Act if a nonprofit corporation, and Section 407 (1) of the Act if a profit corporation. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

☒ was duly adopted by the written consent of all the shareholders or members entitled to vote in accordance with Section 407 (3) of the Act if a non-profit corporation, and Section 407 (2) of the Act if a profit corporation.

Signed this 24th day of May 1991.

By	/s/ SJ Wonch
Stephen J. Wonch, VP Finance

CERTIFICATE OF CHANGE OF REGISTERED OFFICE AND/OR CHANGE OF

RESIDENT AGENT

FOR USE BY DOMESTIC AND FOREIGN CORPORATIONS AND LIMITED

LIABILITY COMPANIES

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), or Act 23, Public Acts of 1993 (limited liability companies), the undersigned corporation, or limited liability company executes the following Certificate.

1.	The name of the corporation or limited liability company is:

TNT HOLLAND MOTOR EXPRESS, INC.

2.	The identification number assigned by the Bureau is: 040-926

3.	a. The name of the resident agent on file with the Bureau is:

Prentice-Hall Corporation System

b.	The location of its registered office is:

501 S. Capitol Ave., Lansing Michigan 48933

c.	The mailing address of the above registered office on file with the Bureaus is:

501 S. Capitol Ave., Lansing, Michigan 48933

ENTER IN ITEM 4 THE INFORMATION AS IT

SHOULD NOW APPEAR ON THE PUBLIC RECORD

4.	a. The name of the resident agent is: THE CORPORATION COMPANY

b.	The address of the registered office is:

30600 Telegraph Road, Bingham Farms, Michigan 48025

c.	The mailing address of the registered office IF DIFFERENT THAN 4B IS:

                                                                                      , Michigan

5.	The above changes were authorized by resolution duly adopted by: 1. ALL CORPORATIONS: Its board of directors; 2. PROFIT CORPORATIONS ONLY: the resident agent if only the address of the registered office is changed, in which case a copy of this statement has been mailed to the corporation; 3. LIMITED LIABILITY COMPANIES: an operating agreement, affirmative vote of a majority of the members pursuant to section 502(1), managers pursuant to section 405, or the resident agent if only the address of the registered office is changed. The corporation or limited liability company further states that the address of its registered office and the address of its resident agent, as changed, are identical.

Date Signed: 5/1/94	Signed by:	/s/ SJ Wonch
Stephen J. Wonch, Vice President

CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

FOR USE BY DOMESTIC PROFIT CORPORATIONS

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1.	The present name of the corporation is: TNT Holland Motor Express, Inc.

2.	The identification number assigned by the Bureau is: 040-926

3.	The location of its registered office is:

30600 Telegraph Rd., Suite 3275	Bingham Farms	, Michigan	48025
(Street Address)	(City)		(ZIP Code)

4.	Article I of the Articles of Incorporation is hereby amended to read as follows:

The name of the corporation is USF Holland Inc.

5.	COMPLETE SECTION (a) IF THE AMENDMENT WAS ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATOR(S) BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES; OTHERWISE, COMPLETE SECTION (b). DO NOT COMPLETE BOTH:

a.	☐ The foregoing amendment to the Articles of Incorporation was duly adopted on the day of , 19 , in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.

Signed this      day of             , 19    .

(Signature)	(Signature)

(Type or Print Name)	(Type or Print Name)

(Signature)	(Signature)

(Type or Print Name)	(Type or Print Name)

b.	☒	The foregoing amendment to the Articles of Incorporation was duly adopted on the 12th day of February, 1996. The amendment: (check one of the following)

☐ was duly appointed in accordance with Section 611(2) of the Act by the vote of the shareholders if a profit corporation, or by the vote of the shareholders or members if a nonprofit corporation, or by the vote of the directors if a nonprofit corporation organized on a nonstock directorship basis. The necessary votes were cast in favor of the amendment.

☐ was duly adopted by the written consent of all the directors pursuant to Section 525 of the Act and the corporation is a nonprofit corporation organized on a nonstock directorship basis.

☐ was duly adopted by the written consent of shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act if a nonprofit corporation, and Section 407(1) of the Act if a profit corporation. Written notice to shareholders who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

☒ was duly adopted by the written consent of all the shareholders or members entitled to vote in accordance with Section 407(3) of the Act if a nonprofit corporation, and Section 407(2) of the Act if a profit corporation.

Signed this 11th day of February, 1996.

By	/s/ M. J. Gorno
(Only signature of President, Vice President and Chairperson, Vice-Chairperson)

M. J. Gorno		President & CEO
(Type or Print Name)		(Type or Print Title)

CERTIFICATE OF MERGER

Cross Entity Merger for use by Profit Corporations, Limited Liability Companies

and Limited Partnerships

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 23, Public Acts of 1993 (limited liability companies) and Act 213, Public Acts of 1982 (limited partnerships), the undersigned entities execute the following Certificate of Merger:

1.	The Plan of Merger (Consolidation) is as follows:
	a. The name of each constituent entity and its identification number is:
	See attached Agreement and Plan of Merger

	for list of names of nine merging entities and the jurisdiction of incorporation

	or formation, all of which are outside the State of Michigan.

	b. The name of the surviving (new) entity and its identification number is:
	USF Holland Inc.	040926

	Corporations and Limited Liability Companies provide the street address of the survivor’s principal place of business: 750 East 40th Street, Holland, MI 49423

2.	(Completed only if an effective date is desired other than the date of filing. The date must be no more than 90 days after the receipt of this document in the office.)
The Merger (consolidation) shell be effective on the 31st day of December , 2005 .

3. Complete for Profit Corporations only

The manner and basis of converting shares are as follows:

See attached Agreement and Plan of Merger and Certificate of Merger.

The amendments to the Articles, or a restatement of the Articles, of the surviving corporation to be effected by the merger are as follows:

No Amendment to the Articles of the surviving corporation.

The Plan of Merger will be furnished by the surviving profit corporation, on request and without cost, to any shareholder of any constituent profit corporation.

The merger is permitted by the state or country under whose law it is incorporated and each foreign corporation has complied with that law in effecting the merger.

(Complete either Section (a) or (b) for each corporation)
a).	The Plan of Merger was approved by the majority consent of the incorporations of , a Michigan corporation which has not commenced business, has not issued any shares, and has not elected a Board of Directors.

	(Signature of Incorporator)	(Type or Print Name)	(Signature of Incorporator)	(Type or Print Name)

	(Signature of Incorporator)	(Type or Print Name)	(Signature of Incorporator)	(Type or Print Name)

b).	The plan of merger was approved by:
	☐	the Board of Directors of _______________________, the surviving Michigan corporation, without approval of the shareholders in accordance with Section 703a of the Act.
	☒	the Board of Directors and the shareholder of the following Michigan corporation(s) in accordance with Section 703a of the Act.

By	/s/ Brenda Landry	By

	(Signature of Authorized Officer or Agent		(Signature of Authorized Officer or Agent
Brenda Landry, Vice Pres & Asst. Sec.

	(Type or print name)		(Type or print name)
USF Holland Inc.

	(Name of Corporation		(Name of Corporation

AGREEMENT AND PLAN OF MERGER

OF

DCP PROPERTY MANAGEMENT CORPORATION

(A FLORIDA CORPORATION);

DCP PROPERTY MANAGEMENT CORPORATION

(AN ILLINOIS CORPORATION);

DCPIP CORPORATION

(A DELAWARE CORPORATION);

DOP CORPORATION

(A CALIFORNIA CORPORATION);

TRANSPORT ASSET MANAGEMENT CORPORATION

(A TEXAS CORPORATION);

TRANSPORT ASSET MANAGEMENT LLC

(A MINNESOTA LIMITED LIABILITY COMPANY);

TRANSPORT ASSET MANAGEMENT LLC

(A UTAH LIMITED LIABILITY COMPANY);

USF REALTY COMPANY LLC

(AN ILLINOIS LIMITED LIABILITY COMPANY); AND

USF HOLLAND REALTY LLC

(A DELAWARE LIMITED LIABILITY COMPANY)

INTO

USF HOLLAND INC.

(A MICHIGAN CORPORATION)

THIS AGREEMENT AND PLAN OF MERGER dated December 30, 2005, is made by and among DCP Property Management Corporation (Florida), DCP Property Management Corporation (Illinois), DCPIP Corporation (Delaware), DCPIP Corporation (Delaware), DOP Corporation (California), Transport Asset Management Corporation (Texas), Transport Asset Management LLC (Minnesota), Transport Asset Management LLC (Utah), USF Realty Company LLC (Illinois), USF Holland Realty LLC (Delaware) and USF Holland Inc. (Michigan).

WITNESSETH:

In consideration of the premises and mutual covenants and agreements herein contained, and for the purpose of setting forth the terms and conditions of the merger, the mode of carrying the same into effect, the manner and basis of converting the shares of the Merging Corporations (as defined below) into shares of the Surviving Corporation (as defined below) and such other details and provisions as are deemed necessary or desirable, the parties hereto have agreed and do hereby agree as follows:

1. The name of the corporations proposing to merge are:

(i)	DCP Property Management Corporation, a Florida corporation, which is a wholly owned subsidiary of YRC Regional Transportation, Inc. and an affiliate of USF Holland Inc.;

(ii)	DCP Property Management Corporation, an Illinois corporation, which is a wholly owned subsidiary of YRC Regional Transportation, Inc. and an affiliate of USF Holland Inc.;

(iii)	DCPIP Corporation, a Delaware corporation, which is a wholly owned subsidiary of YRC Regional Transportation, Inc. and an affiliate of USF Holland Inc.;

(iv)	DOP Corporation, a California corporation, which is a wholly owned subsidiary of YRC Regional Transportation, Inc. and an affiliate of USF Holland Inc.;

(v)	Transport Asset Management Corporation, a Texas corporation, which is a wholly owned subsidiary of YRC Regional Transportation, Inc. and affiliate of USF Holland Inc.;

(vi)	Transport Asset Management LLC, a Minnesota limited liability company, which is a wholly owned subsidiary of YRC Regional Transportation, Inc. and an affiliate of USF Holland Inc.;

(vii)	Transport Asset Management LLC, a Utah limited liability company, which is a wholly owned subsidiary of YRC Regional Transportation, Inc. and an affiliate of USF Holland Inc.;

(viii)	USF Realty Company LLC, an Illinois limited liability company, which is a wholly owned subsidiary of YRC Regional Transportation, Inc. and an affiliate of USF Holland Inc.; and

(ix)	USF Holland Realty LLC, a Delaware limited liability company, which is a wholly owned subsidiary of USF Holland Inc.

(the foregoing entities are collectively referred to as the “Merging Corporations”.)

2. The name of the corporation into which the Merging Corporations propose to merge is:

USF Holland Inc., a Michigan corporation (“Surviving Corporation”), which is the parent corporation of USF Holland Realty LLC and, together with DCP Property Management Corporation (Florida), DCP Property Management Corporation (Illinois), DCPIP Corporation (Delaware), DOP Corporation (California), Transport Asset Management LLC (Utah), and USF Realty Company LLC (Illinois), is a wholly owned subsidiary of YRC Regional Transportation, Inc.

3. The terms and conditions of the proposed merger and the mode of carrying the same into effect are:

At the effective date (as described below), the Merging Corporation shall be merged into USF Holland Inc., the Surviving Corporation, and the terms, provisions and conditions of the merger and the mode of carrying the same into effect are:

FIRST: The Merger.

(i)	DCP Property Management Corporation shall be and is hereby merged into the Surviving Corporation pursuant to and in accordance with all applicable provisions of the Florida Business Corporation Act, as amended, and the Michigan Business Corporation Act, as amended;

(ii)	DCP Property Management Corporation shall be and is hereby merged into the Surviving Corporation pursuant to and in accordance with all applicable provisions of the Illinois Business Corporation Act of 1983, as amended, and the Michigan Business Corporation Act, as amended;

(iii)	DCPIP Corporation shall be and is hereby merged into the Surviving Corporation pursuant to and in accordance with all applicable provisions of the Delaware General Corporation Law, as amended, and the Michigan Business Corporation Act, as amended;

(iv)	DOP Corporation shall be and is hereby merged into the Surviving Corporation pursuant to the California General Corporation Law, as amended, and the Michigan Business Corporation Act, as amended:

(v)	Transport Asset Management Corporation shall be and is hereby merged into the Surviving Corporation pursuant to the Texas Business Corporation Act, as amended, and the Michigan Business Corporation Act, as amended;

(vi)	Transport Asset Management LLC shall be and is hereby merged into the Surviving Corporation pursuant to the Minnesota Limited Liability Company Act, as amended, and the Michigan Business Corporation Act, as amended;

(vii)	Transport Asset Management LLC shall be and is hereby merged into the Surviving Corporation pursuant to the Utah Revised Limited Liability Company Act and the Michigan Business Corporation Act, as amended;

(viii)	USF Realty Company LLC shall be and is hereby merged into the Surviving Corporation pursuant to the Illinois Limited Liability Company Act, as amended and the Michigan Business Corporation Act, as amended; and

(ix)	USF Holland Realty LLC shall be and is hereby merged into the Surviving Corporation pursuant to the Delaware Limited Liability Company Act, as amended and the Michigan Business Corporation Act, as amended.

SECOND: Results of Merger. In accordance with the laws aforesaid, the merging corporations shall be a single corporation which shall be the Surviving Corporation and the separate existence of the Merging Corporations shall cease (except insofar as it may be continued by statute). Upon the merger becoming effective, all the property, rights, privileges, franchises, patents, trademarks, licenses, registrations and other assets of every kind and description of the Merged Corporations shall be transferred to, vested in and devolve upon the Surviving Corporation without further act or deed and all property, rights, and every other interest of the Surviving Corporation and the Merged Corporations shall be as effectively the property of the Surviving Corporation as they were of the Surviving Corporation and the Merged Corporations, respectively, and all debts due on whatever account, including subscriptions of shares ( if any) and all other chooses in action, and all and every other interest, of or belonging to or due to each of the Merged Corporations shall be taken and deemed to be those of and vested in the Surviving Corporation without further act or deed, and the title to any real estate or any interest therein, vested in either of the Merged Corporations shall not revert or be in any way impaired by reason of such merger. Each of the Merged Corporations hereby agrees from time to time, as and when requested by the Surviving Corporation or by its successors or assigns, to execute and deliver or cause to be executed and delivered all such deeds and instruments and to take or cause to be taken such further or other action as the Surviving Corporation may deem to be necessary or desirable in order to vest in and confirm to the Surviving Corporation title to and possession of any property of either of the Merged Corporations acquired or to be acquired by reason of or as a result of the merger herein provided for and otherwise to carry out the intent and purposes hereof and the proper officers and directors of each of the Merged Corporations and the proper officers and directors of the Surviving Corporation are fully authorized in the name of each of the Merged Corporations or otherwise to take any and all such action.

THIRD: Liabilities. Upon the merger, the Surviving Corporation shall be responsible and liable for all of the liabilities and obligations of each of the corporations so merged, and any claim existing or action or proceeding pending by or against either of such corporations may be prosecuted to judgment as if such merger or consolidation had not taken place, or such Surviving Corporation may be substituted in its place; neither the rights of creditors nor any liens upon the property of either corporation shall be impaired by such merger.

FOURTH: Effective Date of Merger. This merger shall become effective upon filing with the State of Michigan. However, for all accounting purposes, the effective date of the merger shall be as of 11:59 pm Central Time on December 31, 2005.

4. The manner and basis of converting the shares or the ownership interests of the Merging Corporations into shares, obligations or other securities of the Surviving Corporation are as follows:

(a) Each share of capital stock of the Surviving Corporation, consisting of 2,000 shares of $10.00 per share common stock (“Common Stock”) and 6,000 shares of $10.00 par value preferred stock ( non-voting)(“Preferred Stock”), with 1,131 shares of Common Stock and 2,610 shares of Preferred Stock used and outstanding on the effective date of the merger shall remain outstanding as the capital stock of the Surviving Corporation.

(b) On the effective date of the merger,

(i)	each share of no par value common stock of DCP Property Management Corporation (Florida), outstanding on the effective date of the merger, being a total of 1,000 shares;

(ii)	each share of no par value common stock of DCP Property Management Corporation (Illinois), outstanding on the effective date of the merger, being a total of 1,000 shares;

(iii)	each share of $0.1 par value common stock of DCPIP Corporation, outstanding on the effective date of the merger being a total of 100 shares;

(iv)	each share of no par value common stock of DOP Corporation, outstanding on the effective date of the merger, being a total of 100 shares;

(v)	each share of no par value common stock of Transport Asset Management Corporation (Texas), outstanding on the effective date of the merger, being a total of 1,000 shares;

(vi)	the authorized capital of the Transport Asset Management LLC (Minnesota), outstanding on the effective date of the merger, being a total of $100.00;

(vii)	the authorized capital of Transport Asset Management LLC (Utah), outstanding on the effective date of the merger, being a total of $0.00

(viii)	the authorized capital of USF Realty Company LLC, outstanding on the effective date of the merger, being a total of $0.00; and

(ix)	the authorized capital of USF Holland Realty Company LLC, outstanding on the effective date of the merger, being a total of $0.00 shall be surrendered to the Surviving Corporation and canceled for no consideration.

(c) There are no dissenting stockholders of the Surviving Corporation, no dissenting members or stockholders (as applicable) of any of the Merging Corporations.

5. Other provisions with respect to the proposed merger deemed necessary or desirable:

(a) Certificate of Incorporation and Bylaws. On the effective date of the merger, the Certificate of Incorporation and Bylaws of the Surviving Corporation shall continue as the Certificate of Incorporation and Bylaws of the Surviving Corporation.

(b) Directors and Officers. The directors and officers of the Surviving Corporation shall continue in office until the next annual meeting of the stockholders and until their successors shall have been elected and qualified.

(c) Abandonment of Merger. Anything herein or elsewhere to the contrary notwithstanding, this Agreement and Plan of Merger may be terminated and abandoned at any time before it becomes effective by the Board of Directors of the Surviving Corporation, in which event this Agreement and Plan of Merger shall become wholly void and of no effect and there shall be no liability on the part of any of the Merging Corporations, the Surviving Corporation, and their respective stockholders and directors or members and managers (as applicable).

(d) Amendment. This Agreement and Plan of Merger may be amended at any time prior to the effective date by action of the Board of Directors of each of DCP Property Management Corporation (Florida), DCP Property Management Corporation (Illinois), DCPIP Corporation, DOP Corporation, Transport Asset Management Corporation, and USF Holland Inc., the Board of Managers of each of Transport Asset Management LLC (Utah), USF Realty company LLC and USF Holland Realty LLC, or the Board of Governors of Transport Asset Management LLC ( Minnesota), provided that an amendment made subsequent to the adoption of the Agreement by the stockholders of each DCP Property Management Corporation (Florida), DCP Property Management Corporation (Illinois), DCPIP Corporation, DOP Corporation, Transport Asset Management Corporation, or USF Holland Inc. or the members of each of the Transport Asset Management LLC (Utah), USF Realty company LLC, USF Holland Realty LLC, or Transport Asset Management LLC shall not (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to received in exchange for or on conversion of all or any of the shares of any class or series thereof of such constituent corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation, or (3) alter or change any of the terms and conditions of the Agreement if such alteration or change would adversely affect the holders of any class or series thereof of such constituent corporation.

(e) Further Information. The appropriate officers of each of the Merging Corporations are authorized to execute on behalf of their respective Merging Corporation any and all documents appropriate to the accomplishment of, or required to be done to accomplish, the merger under this Agreement, and to take all steps and to all things for and on behalf of the parties hereto as are required by or appropriate under the laws of the States of Michigan, Delaware, Florida, Illinois, California, Texas, Minnesota, or Utah, as applicable, to accomplish the merger, and from time to time, as and when requested by the Surviving Corporation or by its successors or assigns, each of the Merging Corporations or its respective officers or directors, as is appropriate and proper, will execute and deliver, or cause to be executed and delivered, all such deeds and other instruments, and will take or cause to be taken such other and further action as the Surviving Corporation may deem necessary or desirable in order to confirm the vesting in and confirm to the Surviving Corporation title and possession of all of its property, rights, privileges, powers and franchises and otherwise to carry out the intent and purposes of this Agreement and Plan of Merger.

(f) Governing Law. This Agreement and Plan of Merger shall be governed by, and construed in accordance with, the laws of the State of Michigan.

(g) Consent to Service of Process. Pursuant to Section 450.1735 of the Michigan Business Corporation Act, the Surviving Corporation hereby agrees that it may be served with process in the State of Michigan in any proceeding for enforcement of any obligation of either of the Merging Corporations, as well as for enforcement of any obligation of the Surviving Corporation arising from the merger or consolidation, including any suit or other proceeding to enforce the right of any stockholder, and irrevocably appoints CT Corporation System as its agent service of process in any such suit or other proceedings.

IN WITNESS WHEREOF, the parties to this Agreement, pursuant to the approval and authority duly given by resolutions adopted by their respective Board of Managers and Boards of Directors, as applicable, and that fact having been certified on the Agreement and Plan of Merger by the Assistant Secretary of each party hereto, have caused this Agreement and Plan of Merger to be executed by a duly authorized officer of each party hereto as the respective act, deed and agreement of each such party.

DCP PROPERTY MANAGEMENT CORPORATION (Florida)

By:	/s/ Brenda Landry
Name:	Brenda Landry
Title:	Vice President and Assistant Secretary

DCP PROPERTY MANAGEMENT CORPORATION (Illinois)

By:	/s/ Brenda Landry
Name:	Brenda Landry
Title:	Vice President and Assistant Secretary

DCPIP CORPORATION (Delaware)

By:	/s/ Brenda Landry
Name:	Brenda Landry
Title:	Vice President and Assistant Secretary

DOP CORPORATION (California)

By:	/s/ Brenda Landry
Name:	Brenda Landry
Title:	Vice President and Assistant Secretary

TRANSPORT ASSET MANAGEMENT CORPORATION (Texas)

By:	/s/ Brenda Landry
Name:	Brenda Landry
Title:	Vice President and Assistant Secretary

TRANSPORT ASSET MANAGEMENT LLC (Minnesota)

By:	/s/ Brenda Landry
Name:	Brenda Landry
Title:	Vice President and Assistant Secretary

TRANSPORT ASSET MANAGEMENT LLC (Utah)

By:	/s/ Brenda Landry
Name:	Brenda Landry
Title:	Vice President and Assistant Secretary

USF REALTY COMPANY LLC (Illinois)

By:	/s/ Brenda Landry
Name:	Brenda Landry
Title:	Vice President and Assistant Secretary

USF HOLLAND REALTY LLC (Delaware)

By:	/s/ Brenda Landry
Name:	Brenda Landry
Title:	Vice President and Assistant Secretary

USF HOLLAND INC. (Michigan)

By:	/s/ Brenda Landry
Name:	Brenda Landry
Title:	Vice President and Assistant Secretary

CERTIFICATION

I, Brenda Landry, Assistant Secretary of DCP Property Management Corporation (Florida), a corporation organized and existing under the laws of the State of Florida (“DCP Property – Florida”), hereby certify, as such Assistant Secretary, that the foregoing Agreement and Plan of Merger was duly approved by the Board of Directors of DCP Property – Florida by written consent in lieu of a meeting effective as of December 21, 2005. I hereby further certify that the Agreement and Plan of Merger was duly adopted by the written consent of the sole stockholder effective as of December 21, 2005, and the vote by which it was adopted constitutes full legal compliance with the Florida Business Corporation Act of 1983 and with the Bylaws of DCP Property – Florida.

Witness my hand on this 27th day of December 2005.

/s/ Brenda Landry
Brenda Landry
Assistant Secretary

CERTIFICATION

I, Brenda Landry, Assistant Secretary of DCP Property Management Corporation (Illinois), a corporation organized and existing under the laws of the State of Illinois (“DCP Property – Illinois”), hereby certify, as such Assistant Secretary, that the foregoing Agreement and Plan of Merger was duly approved by the Board of Directors of DCP Property – Illinois by written consent in lieu of a meeting effective as of December 21, 2005. I hereby further certify that the Agreement and Plan of Merger was duly adopted by the written consent of the sole stockholder effective as of December 21, 2005, and the vote by which it was adopted constitutes full legal compliance with the Illinois Business Corporation Act of 1983 and with the Bylaws of DCP Property – Illinois.

Witness my hand on this 27th day of December 2005.

/s/ Brenda Landry
Brenda Landry
Assistant Secretary

Agreement and Plan of Merger Various entities merged into USF Holland Inc.	10

CERTIFICATION

I, Brenda Landry, Assistant Secretary of DCPIP Corporation, a corporation organized and existing under the laws of the State of Delaware (“DCPIP”), hereby certify, as such Assistant Secretary, that the foregoing Agreement and Plan of Merger was duly approved by the Board of Directors of DCPIP by written consent in lieu of a meeting effective as of December 21, 2005. I hereby further certify that the Agreement and Plan of Merger was duly adopted by the written consent of the sole stockholder effective as of December 21, 2005, and the vote by which it was adopted constitutes full legal compliance with the Delaware General Corporation Law and with the Bylaws of DCPIP.

Witness my hand on this 27th day of December 2005.

/s/ Brenda Landry
Brenda Landry
Assistant Secretary

CERTIFICATION

I, Brenda Landry, Assistant Secretary of DOP Corporation, a corporation organized and existing under the laws of the State of California (“DOP”), hereby certify, as such Assistant Secretary, that the foregoing Agreement and Plan of Merger was duly approved by the Board of Directors of DOP by written consent in lieu of a meeting effective as of December 21, 2005. I hereby further certify that the Agreement and Plan of Merger was duly adopted by the written consent of the sole stockholder effective as of December 21, 2005, and the vote by which it was adopted constitutes full legal compliance with the California General Corporation Law and with the Bylaws of DOP.

Witness my hand on this 27th day of December 2005.

/s/ Brenda Landry
Brenda Landry
Assistant Secretary

Agreement and Plan of Merger Various entities merged into USF Holland Inc.	11

CERTIFICATION

I, Brenda Landry, Assistant Secretary of Transport Asset Management Corporation, a corporation organized and existing under the laws of the State of Texas (“TAM – Texas”), hereby certify, as such Assistant Secretary, that the foregoing Agreement and Plan of Merger was duly approved by the Board of Directors of TAM – Texas by written consent in lieu of a meeting effective as of December 21, 2005. I hereby further certify that the Agreement and Plan of Merger was duly adopted by the written consent of the sole stockholder effective as of December 21, 2005, and the vote by which it was adopted constitutes full legal compliance with the Texas Business Corporation Act and with the Bylaws of DOP.

Witness my hand on this 27th day of December 2005.

/s/ Brenda Landry
Brenda Landry
Assistant Secretary

CERTIFICATION

I, Brenda Landry, Assistant Secretary of Transport Asset Management LLC (Minnesota), a limited liability company organized and existing under the laws of the State of Minnesota (“TAM – Minnesota”), hereby certify, as such Assistant Secretary, that the foregoing Agreement and Plan of Merger was duly approved by the Board of Governors of TAM – Minnesota by written consent in lieu of a meeting effective as of December 21, 2005. I hereby further certify that the Agreement and Plan of Merger was duly adopted by the written consent of the sole member effective as of December 21, 2005, and the vote by which it was adopted constitutes full legal compliance with the Minnesota Limited Liability Company Act and with the Limited Liability Company Agreement of TAM – Minnesota, if any.

Witness my hand on this 27th day of December 2005.

/s/ Brenda Landry
Brenda Landry
Assistant Secretary

Agreement and Plan of Merger Various entities merged into USF Holland Inc.	12

CERTIFICATION

I, Brenda Landry, Assistant Secretary of Transport Asset Management LLC (Utah), a limited liability company organized and existing under the laws of the State of Utah (“TAM – Utah”), hereby certify, as such Assistant Secretary, that the foregoing Agreement and Plan of Merger was duly approved by the Board of Managers of TAM – Utah by written consent in lieu of a meeting effective as of December 21, 2005. I hereby further certify that the Agreement and Plan of Merger was duly adopted by the written consent of the sole member effective as of December 21, 2005, and the vote by which it was adopted constitutes full legal compliance with the Utah Revised Limited Liability Company Act and with the Limited Liability Company Agreement of TAM – Utah, if any.

Witness my hand on this 27th day of December 2005.

/s/ Brenda Landry
Brenda Landry
Assistant Secretary

CERTIFICATION

I, Brenda Landry, Assistant Secretary of USF Realty Company LLC, limited liability company organized and existing under the laws of the State of Illinois (“USF Realty”), hereby certify, as such Assistant Secretary, that the foregoing Agreement and Plan of Merger was duly approved by the Board of Managers of USF Realty by written consent in lieu of a meeting effective as of December 21, 2005. I hereby further certify that the Agreement and Plan of Merger was duly adopted by the written consent of the sole member effective as of December 21, 2005, and the vote by which it was adopted constitutes full legal compliance with the Illinois Limited Liability Company Act and with the Limited Liability Company Agreement of USF Realty, if any.

Witness my hand on this 27th day of December 2005.

/s/ Brenda Landry
Brenda Landry
Assistant Secretary

Agreement and Plan of Merger Various entities merged into USF Holland Inc.	13

CERTIFICATION

I, Brenda Landry, Assistant Secretary of USF Holland Realty LLC, a limited liability company organized and existing under the laws of the State of Delaware (“USF Holland Realty”), hereby certify, as such Assistant Secretary, that the foregoing Agreement and Plan of Merger was duly approved by the Board of Managers of USF Holland Realty by written consent in lieu of a meeting effective as of December 21, 2005. I hereby further certify that the Agreement and Plan of Merger was duly adopted by the written consent of the sole member effective as of December 21, 2005, and the vote by which it was adopted constitutes full legal compliance with the Delaware Limited Liability Company Act and with the Limited Liability Company Agreement of USF Holland Realty, if any.

Witness my hand on this 27th day of December 2005.

/s/ Brenda Landry
Brenda Landry
Assistant Secretary

CERTIFICATION

I, Brenda Landry, Assistant Secretary of USF Holland Inc., a corporation organized and existing under the laws of the State of Michigan (“USF Holland”), hereby certify, as such Assistant Secretary, that the foregoing Agreement and Plan of Merger was duly approved by the Board of Directors of USF Holland by written consent in lieu of a meeting effective as of December 21, 2005. I hereby further certify that the Agreement and Plan of Merger was duly adopted by the written consent of the sole member effective as of December 21, 2005, and the vote by which it was adopted constitutes full legal compliance with the Michigan Business Corporation Act and with the Bylaws of USF Holland.

Witness my hand on this 27th day of December 2005.

/s/ Brenda Landry
Brenda Landry
Assistant Secretary

Agreement and Plan of Merger Various entities merged into USF Holland Inc.	14

MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH
PROFIT CORPORATION INFORMATION UPDATE

2007

Identification Number	Corporation name	MAY 31, 2007
040926	USF HOLLAND INC.
Resident agent name and mailing address of the registered office		Administrator
BUREAU OF COMMERCIAL SERVICES
THE CORPORATION COMPANY 30600 TELEGRAPH ROAD BINGHAM FARMS MI 48025
The address of the registered office

30600 TELEGRAPH ROAD BINGHAM FARMS MI 48025

1. Mailing address of registered office in Michigan (may be a P.O. Box)	2. Resident Agent
30600 Telegraph Rd. #2345 Bingham Farms, MI 48025-5720	The Corporation Company
3. The address of the registered office in Michigan (a P.O. Box may not be designated as the address of the registered office)
30600 Telegraph Rd. #2345 Bingham Farms, MI 48025-5720

4. Describe the general nature and kind of business in which the corporation is engaged:
Common Carrier

5.		NAME	BUSINESS OR RESIDENCE ADDRESS
President (Required)
See Attached
If different than President	Secretary (Required)

Treasurer (Required)

Vice-President

If different than Officers	Director
See Attached
Director

Director

6. Signature of authorized officer or agent		Title	Date	Phone (Optional)
/s/ Terry Gerrond		Terry Gerrond VP of Taxation	5/11/07	913.344.3000

USF HOLLAND INC.

OFFICERS & DIRECTORS LIST

OFFICERS

John O’Sullivan	President & CEO	10990 Roe Ave., Tax Dept., Overland Park, KS 66211
Gary Wright	Senior Vice President	10990 Roe Ave., Tax Dept., Overland Park, KS 66211
Mark Bunte	Senior Vice President	10990 Roe Ave., Tax Dept., Overland Park, KS 66211
Stephen Blubaugh	Senior Vice President	10990 Roe Ave., Tax Dept., Overland Park, KS 66211
Christopher H. Reehl	Senior VP & CFO	10990 Roe Ave., Tax Dept., Overland Park, KS 66211
Antoinette Banis	Regional Vice President	10990 Roe Ave., Tax Dept., Overland Park, KS 66211
Michael Criswell	Regional Vice President	10990 Roe Ave., Tax Dept., Overland Park, KS 66211
Marshall Durham	Regional Vice President	10990 Roe Ave., Tax Dept., Overland Park, KS 66211
Thomas Harper	Regional Vice President	10990 Roe Ave., Tax Dept., Overland Park, KS 66211
Billy Lomax	Regional Vice President	10990 Roe Ave., Tax Dept., Overland Park, KS 66211
James D. McMullen	VP & Assistant Secretary	10990 Roe Ave., Tax Dept., Overland Park, KS 66211
Michael Renshaw	Regional Vice President	10990 Roe Ave., Tax Dept., Overland Park, KS 66211
Perry Stair	Regional Vice President	10990 Roe Ave., Tax Dept., Overland Park, KS 66211
Terry L. Gerrond	Vice President	10990 Roe Ave., Tax Dept., Overland Park, KS 66211
Mark Pare	Vice President	10990 Roe Ave., Tax Dept., Overland Park, KS 66211
James T. Peterson	Vice President	10990 Roe Ave., Tax Dept., Overland Park, KS 66211
David Woodwyk	Vice President	10990 Roe Ave., Tax Dept., Overland Park, KS 66211
Genevieve A. Silveroli	VP & Secretary	10990 Roe Ave., Tax Dept., Overland Park, KS 66211

DIRECTORS

John O’Sullivan		10990 Roe Ave., Tax Dept., Overland Park, KS 66211
Genevieve A. Silveroli		10990 Roe Ave., Tax Dept., Overland Park, KS 66211
Christopher H. Reehl		10990 Roe Ave., Tax Dept., Overland Park, KS 66211

CERTIFICATE OF MERGER

Cross Entity Merger for use by Profit Corporations, Limited Liability Companies

and Limited Partnerships

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 23, Public Acts of 1993 (limited liability companies) and Act 213, Public Acts of 1982 (limited partnerships), the undersigned entities execute the following Certificate of Merger:

1.	The Plan of Merger (Consolidation) is as follows:
a.	The name of each constituent entity and its identification number is:
	USF Aviation Services LLC	B2263D

	USF Holland Inc.	040926

b.	The name of the surviving (new) entity and its identification number is:
	USF Holland Inc.	040926

	Corporations and Limited Liability Companies provide the street address of the survivor’s principal place of business:

	30600 Telegraph Rd., Suite 2345, Bingham Farms, MI 48025

2. (Complete only if an effective date is desired other than the date of filing. The date must be no more than 90 days after the receipt of this document in this office.)
The merger (consolidation) shall be effective on the 31st day of December , 2007 .

3. Complete for Profit Corporation only

For each constituent stock corporation, state:
Name of corporation	Designation and number of outstanding shares in each class or series	Indicate class or series of shares entitle to vote	Indicate class or series entitled to vote as a class
USF Holland Inc.	1,311	-0-	-0-

If the number of shares is subject to change prior to the effective date of the merger or consolidation, the manner in which the change may occur is as follows:
	N/A

The manner and basis of converting shares are as follows: On the Effective Date, all of the membership interests of USF Aviation shall be cancelled without consideration. Each share of Common Stock of USF Holland that is issued and outstanding on the Effective Date shall remain issued and outstanding as one share of Common Stock of the surviving corporation.
The amendments to the Articles, or a restatement of the Articles, of the surviving corporation to be effected by the merger are as follows:
None

The Plan of Merger will be furnished by the surviving profit corporation, on request and without cost, to any shareholder of any constituent profit corporation.

The merger is permitted by the state or country under whose law it is incorporated and each foreign corporation has complied with that law in effecting the merger.

The plan of merger was approved by:
the Board of Directors of USF Holland, Inc. , the surviving Michigan corporation, without approval of the shareholders in accordance with Section 703a of the Act.

By	/s/ Jeff P. Bennett
(Signature of Authorized Officer of Agent
Jeff P. Bennett
(Type or print name)
USF Holland Inc.
(Name of Corporation)

4. Complete for any Limited Liability Companies only

Check one of the following if Limited Liability Company is the survivor.
☐ There are no changes to be made to the Articles of Organization of the surviving limited liability company.
☐ The amendments to the Articles, or a restatement of the Articles, of the surviving limited liability company to be effected by the merger are as follows:

N/A

The manner and basis of converting the membership interests are as follows:
See Question 3.

The Plan of Merger was approved by the members of each constituent limited liability company in accordance with section 702(1).

The Plan of Merger was approved by the members of each domestic limited liability company in accordance with section 705a(5) and by each constituent business organization in the manner provided by the laws of the jurisdiction in which it is organized.

For each limited liability company involved in the merger, this document is signed in accordance with Section 103 of the Act.

Signed this	21st	day of	December	, 2007

By	/s/ Jeff P. Bennett
(Signature of Member, Manager or Authorized Agent)

Jeff P. Bennett, Asst Secretary
(Type or Print Name and Capacity)

USF Aviation Services LLC
(Name of Limited Liability Company)

CERTIFICATE OF ASSUMED NAME

For use by Corporations, Limited Partnerships and Limited Liability Companies

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), Act 213, Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited partnership, or limited liability company in item one executes the following Certificate:

1.	The name of the corporation, limited partnership, or limited liability company is:
USF Holland Inc.

2.	The identification number assigned by the Bureau is:

3.	The assumed name under which business is to be transacted is:

Holland

4.	This document is hereby signed as required by the Act.

COMPLETE ITEM 5 ON LAST PAGE IF THIS NAME IS ASSUMED BY MORE THAN ONE ENTITY.

Signed this	22nd	day of	May	,	2009

By	/s/ Jeff P. Bennett
(Signature)

Jeff P. Bennett its V.P. - Legal and Secretary
(Type or Print Name) (Type or Print Title or Capacity)